CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2020
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2020	2019
Total long-term debt (Note 18)	$3,312.2	$2,328.3
Less: cash and cash equivalents	(946.5)	(446.1)
Net debt	$2,365.7	$1,882.2
Equity	2,578.3	2,410.0
Total net debt plus equity	$4,944.0	$4,292.2
Net debt: equity	48:52	44:56